SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) October 20, 2003

Calais Resources, Inc.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	0-29392

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 East Crescent Parkway, #675, Greenwood Village, CO 80111

(Address of Principal Executive Offices) (Zip Code)

(720) 529-9500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits
Item 12. Results of Operations or Financial Condition
SIGNATURE
Exhibit Index
EX-99.1 Analysis of the Financial Statements
EX-99.2 Finanical Statements for Year End 5/31/03

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit Number	Description

1	President’s letter and management’s discussion and analysis of the financial statements

2	Financial statements for the year ended May 31, 2003, together with the accountant’s report thereon

Item 12. Results of Operations or Financial Condition.

     On October 20, 2003, and as required by Canadian law, Calais Resources, Inc. filed with Canadian authorities and mailed to its shareholders its audited (pursuant to Canadian GAAP) financial statements for the fiscal year ended May 31, 2003, together with a president’s letter and management’s discussion and analysis of the financial statements.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC. (Registrant)

October 20, 2003	By:	/s/ Matthew C. Witt

Matthew C. Witt, Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

1	President’s letter and management’s discussion and analysis of the financial statements

2	Financial statements for the year ended May 31, 2003, together with the accountant’s report thereon

3